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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       SEPTEMBER 26, 2005
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                        DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                              1-13926                   76-0321760
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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             (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:        (281) 492-5300
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


         Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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        Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)
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        Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
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        Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS

         On September 26, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the drilling rigs Ocean Saratoga and Ocean Star broke free from their moorings as Hurricane Rita passed west of both semisubmersibles. Both of the units and their well operations were secured and personnel were evacuated well in advance of the storm.

         Both rigs were tracked during the storm by onboard locator beacons. The press release reported that the Ocean Saratoga was currently grounded in approximately 35 feet of water on Vermilion block 111. The site is approximately 100 miles northwest of the rig's original location on Green Canyon block 157. The press release reported that the Ocean Star was also aground in approximately 35 feet of water on Eugene Island block 142. The site is approximately 100 miles north of the unit's original location on Green Canyon block 768. Start-up crews re-boarded the Saratoga and Star on Sunday, September 25, 2005 in order to secure the units and to further assess their condition.

         Initial fly-bys of other Company rigs in the path of Hurricane Rita did not indicate any significant damage, but the press release reported that the Company will not be able to make a complete assessment of the condition of all of its rigs until personnel are able to re-board the units over the next few days.

         Filed herewith is a copy of such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements concerning the location of the Company's drilling rigs, related search efforts, condition and damage assessments, securing the rigs, damages to the Company's drilling rigs and re-boarding the rigs. Forward-looking statements include, without limitation, statements which project, indicate or imply future results and may contain words like "expect," "intend," "plan," "will," "would," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, potential damage to or loss of equipment and resulting loss of contracted revenue due to Hurricane Rita, as well as general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the


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Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A further discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


     Exhibit number        Description
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          99.1             Press release of September 26, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIAMOND OFFSHORE DRILLING, INC.


                               By: /s/ William C. Long
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                                   William C. Long
                                   Vice President, General Counsel
                                   and Secretary
Dated:  September 26, 2005


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                                 EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------
          99.1             Press release of September 26, 2005



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